EXHIBIT 10.1








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                                 LEASE AGREEMENT

                           FAIR CENTER OFFICE BUILDING

                                FAIRFAX, VIRGINIA

         THIS LEASE AGREEMENT (this "Lease") is made as of the 20th day of December, 1996 by and between Aeromaritime Investment Company, a Delaware corporation (hereinafter referred to "Landlord"), and Information Analysis, Inc., a Virginia corporation (hereinafter referred to as "Tenant").

                                    RECITALS:
                                    ---------

         A. Landlord is the owner of a four-story office building known as the Fair Center Office Building, located at 11240 Waples Mill Road, Fairfax, Virginia 22030. (Said office building is hereinafter referred to as the "Office Building").

          B. Tenant desires to lease space in the Office Building and Landlord is willing to lease space in the Office Building to Tenant, upon the terms, conditions, covenants and agreements set forth herein.

          NOW THEREFORE, the parties hereto, intending legally to be bound hereby covenant and agree as set forth below.

                                    ARTICLE I
                                    ---------
                                  THE PREMISES
                                  ------------

         1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms, conditions, covenants and agreements herein provided, approximately 15,023 square feet of rentable area on the 4th floor (hereinafter referred to as "Part A of the Premises") and approximately 3,257 square feet of rentable area on the 2nd floor (hereinafter referred to as "Part B of the Premises") of the Office Building (such combined total area of 18,280 square feet of rentable area is hereinafter referred to as the "Premises"). The location and configuration of the Premises are outlined on Exhibit A attached hereto and made a part hereof. At such time as the exact number of square feet of rentable area included in the Premises is ascertained, Landlord and Tenant shall execute an amendment to this Lease stating the exact number of square feet of rentable area included in the Premises. Landlord's architect shall verify the square footage of the Premises and verify that the 1989 Washington Board of Realtors Standard Floor Area Measure was utilized in the calculation of the square footage.

         1.2 The lease of the Premises (hereinafter referred to as the "Lease") includes the right, together with other tenants of the Office Building and members of the public, to use the common and public areas of the Office Building, but includes no other rights not specifically set forth herein.

         1.3 Tenant shall have the use of up to 3.5 parking spaces per 1,000 rentable square feet in the Premises on the Office Building's surface parking lot, including six (6) reserved, marked spaces for Tenant's employees, representatives, visitors and agents. Other than the six (6) reserved, marked spaces referenced hereinabove, Tenant agrees and acknowledges that the parking spaces shall be unreserved and that Landlord shall not be obligated to police the parking lot to enforce this provision nor shall Landlord be obligated to guarantee that such spaces will always be available.

                                   ARTICLE II
                                   ----------
                                      TERM
                                      ----

         2.1 The term of this Lease (hereinafter referred to as the "Lease Term") shall commence on the date determined pursuant to Section 2.2 hereof (hereinafter referred to as the "Lease Commencement Date") and shall

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continue  for the  balance  of the month in which the  Lease  Commencement  Date occurs and for a period of seven (7) years thereafter unless the Lease Term is renewed or terminated earlier in accordance with the provisions of this Lease.

         2.2 The Lease Commencement Date shall be the date on which Landlord substantially completes construction of the tenant improvements to be installed in the Premises, as determined pursuant to Paragraphs 1 and 2 of Exhibit B attached hereto and made a part hereof, or the date on which Tenant commences beneficial use of the Premises, whichever occurs first. Tenant shall be deemed to have commenced beneficial use of the Premises when Tenant begins to move furniture and furnishings into the Premises. Notwithstanding the foregoing, if Landlord is delayed in completing construction of the Premises as a result of any of the reasons described in clauses (a) through (e) of Paragraph 3 of Exhibit B, the Premises shall be determined to have been substantially completed on the date determined in accordance with Paragraph 4 of Exhibit B. Notwithstanding the foregoing, in the event Landlord is unable to substantially complete construction of the Premises by May 1, 1997 and such is inability to complete construction is not caused by circumstances beyond Landlord's control, including Tenant's failure to comply with any term, condition, covenant or agreement contained in the Lease and attached Exhibit B, then and only in such event Landlord agrees to pay Tenant's holdover portion of base rent for Tenant's present offices located at 2222 Gallows Road, Suite 300, Dunn Loring, Virginia in the amount of $11,871.58 per month commencing May 1, 1997 and continuing until the Premises is substantially completed.

         2.3 Promptly after the Lease Commencement Date is ascertained, Landlord and Tenant shall execute an amendment to this Lease setting forth the Lease Commencement Date and the date upon which the Lease Term will expire.

         2.4 Landlord presently anticipates that the Premises will be ready for occupancy for Tenant on or about March 1, 1997. In the event that construction of the Premises or delivery of possession of the Premises is delayed, regardless of the reasons or causes of such delay, this Lease shall not be rendered void or voidable as a result of such delay, and the term of this Lease shall commence on the Lease Commencement Date as determined pursuant to Section 2.2 hereof.
Furthermore, Landlord shall not have any liability whatsoever to Tenant on account of any such delay except as otherwise set forth in Section 2.2 hereof. Notwithstanding the foregoing, in the event Landlord has not delivered possession of the Premises by August 1, 1997 and such delay in delivery in possession was not caused by Tenant or circumstances beyond Landlord's control, Tenant may terminate the Lease without penalty.

         2.5 For purposes of this Lease, the term "Lease Year" shall mean each consecutive period of the twelve (12) calendar months, commencing on the first day of the month immediately following the month in which the Lease Commencement Date occurs and on each anniversary of such day, except that the first (1st) Lease Year shall also include the period from Lease Commencement Date until the first day of the following month.

                                   ARTICLE III
                                   -----------
                                    BASE RENT
                                    ---------

         3.1 During the Lease Term, Tenant shall pay to Landlord as annual base rent for the Premises, without setoff, deduction or demand, the combined total amount of: (a) an amount equal to the sum of $15.75 multiplied by the total number of square feet of rentable area in Part A of the Premises and (b) an amount equal to the sum of $15.50 multiplied by the total number of square feet of rentable area in Part B of the Premises, which combined total amount shall be subject to adjustment as provided in Section 3.2 hereof. The annual base rent payable hereunder during each Lease Year shall be divided into equal monthly installments and such monthly installments shall be due and payable in advance by the first day of each month during such Lease Year. Concurrently with the signing of this Lease, Tenant shall pay to Landlord the sum of $23,924.65, which sum shall be credited by Landlord toward the monthly installment of base rent due for the first full calendar month falling within the Lease Term. If the Lease Term begins on a day other than on the first day of a month, rent from such date until the first day of the following month shall be prorated on a per diem basis at the rate of one-thirtieth (1/30th) of the monthly installment of base rent payable during the first Lease Year, and such prorated rent shall be payable in advance on the Lease Commencement Date.

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         3.2  Commencing  on the first (1st) day of the second  (2nd) Lease Year and on the first day of each and every Lease Year thereafter during the Lease Term, the annual base rent set forth in Section 3.1 hereof shall be increased by three percent (3%).


         3.3 All rent shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

                                   ARTICLE IV
                                 ADDITIONAL RENT

         4.1 Introduction. An integral part of Landlord's leasing program for the Office Building involves the requirement that the tenants of the Office Building bear that portion of the costs and expenses incurred each year in the operation of the Office Building that exceed a predetermined base amount. It is the intent and desire of the Landlord that such costs and expenses be allocated among all the tenants of the Office Building in a fair and equitable manner consistent with sound and practical administrative practice. The costs and expenses include, among other things: (a) the basic administrative and operating costs and expenses incurred in the operation of the Office Building, (b) the charges for electrical power furnished to or for the benefit of the tenants of the Office Building, and (c) the costs incurred by Landlord in providing janitorial and char services for the tenants of the Office Building and for all public and common areas in the Office Building. By execution of this Lease, Tenant accepts basic obligation to pay its proportionate share of the cost increases incurred with respect to the expenses described above. The specific obligations of Tenant with respect to such cost increases shall be governed by the remaining sections of this Article IV.

          4.2 Basic Operating Charges.
       (a) As additional rent for the Premises. Tenant shall pay to Landlord its proportionate share of the amount by which the Basic Operating Charges (as hereinafter defined) incurred by Landlord in the operation of the Office Building during any calendar year falling entirely or partly within the Lease Term exceed the Basic Operating Charges for the calendar year 1997 (hereinafter referred to as the "Operating Charges Base Amount"). For purposes of this
Section 4.2, Tenant's proportionate share of such increases shall be that percentage which is equal to a fraction, the numerator of which is the number of square feet of rentable area in the Premises, and the denominator of which is the total number of square feet of rentable area in the Office Building.

      (b) The Basic Operating Charges shall mean the sum of the costs and expenses described in subsection (1) below, which are intended to include all costs of operating the Office Building that are to be apportioned to all tenants of the Office Building, but the Basic Operating Charges shall not include the costs and expenses described in subsection (2) below.

      (1) Included costs and expenses:

          (i) Except as otherwise provided in subsection (b)(2)(v) below, gas, water, sewer, electricity and other utility charges (including surcharges) of every type and nature.

         (ii) Insurance.

        (iii) Personnel costs of the Office Building, including but not limited to, salaries, wages, fringe benefits and other direct and indirect costs of engineers, superintendents, watchmen, porters and any other Office Building personnel.

         (iv) Costs of service and maintenance contracts, including, but not limited to, chillers, boilers, controls, elevators, mail chute, window cleaning, security services and management fees.

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          (v) All other  maintenance  and repair expenses and supplies which are
              deducted  by  Landlord  in  computing   its  Federal   income  tax
              liability.


         (vi) Depreciation (on a straight-line basis over the useful life of the improvement) for capital expenditures made by Landlord to reduce operating expenses if Landlord reasonably determines that the annual reduction in operating expenses shall exceed depreciation therefor.

        (vii) Costs of all janitorial and cleaning services and supplies furnished to the tenants of the Office Building and for all common and public areas in the Office Building.

       (viii) Any other actual costs and expenses incurred by Landlord in maintaining or operating the Office Building.

         (ix) The costs of any additional services not provided to the Office Building at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Office Building.

          (x) Real Estate Taxes (as hereinafter defined).

              (2) Excludes costs and expenses:

          (i) Principal or interest payments on any mortgages, deeds of trust or other financing encumbrances.

         (ii) Leasing commissions payable by Landlord.

        (iii) Deductions for depreciation for the Office Building, except to the extent included in subsection (1)(vi) above.

         (iv) Capital   improvements  that  are  not  deducted  by  Landlord  in
              computing its Federal income tax liability, except to the extent included in subsection (1)(vi) above.

          (v) The costs of special services or utilities separately chargeable to individual tenants of the Office Building.

         (vi) Ground rent or other rental payments made under any ground lease or underlying lease.

        (vii) Costs of structural repairs to the Office Building including structural repairs to the roof, curtain wall, foundation, floor slabs (except for normal caulking and maintenance).

       (viii) Costs of leasing commissions, legal, space planning, construction, and other expenses incurred in procuring tenants for the Office Building or with respect to individual tenants or occupants of the Office Building.

         (ix) Costs of painting, redecorating, or other services or work performed for the benefit of another tenant, prospective tenant or occupant (other than the common areas of the Office Building).

          (x) Salaries, wages, or other compensation paid to officers or executives of Landlord.

         (xi) Costs of advertising and public relations and promotional costs associated with the promotion or leasing of the Office Building and costs of signs in or on the Office Building identifying the owners of the Office Building or any tenant of the Office Building.

        (xii) Any costs, fines or penalties incurred due to the violation by Landlord of any governmental rule or authority.


       (xiii) Any  other   expenses  for  which   Landlord   actually   receives
              reimbursement from insurance, condemnation awards, other tenants or any other source.

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        (xiv) Costs  of  repairs,   restoration,   replacements  or  other  work
              occasioned by: (a) fire, windstorm or other casualty (whether such
              destruction   be  total  or  partial)  and  (b)  the  exercise  by
              governmental rule or authority.


         (xv) Costs incurred in connection with disputes with tenants, other occupants, or prospective tenants, or costs and expenses incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Office Building.

        (xvi) Costs of repairing, replacing or otherwise correcting defects (including latent defects) in or inadequacies of (but not the costs of ordinary and customary repair for normal wear and tear) the initial design or construction of the Office Building or the costs of repairing, replacing or correcting defects in the initial design or construction of the Office Building or the costs of repairing, replacing or correcting defects in the initial design or construction of any tenant improvements.

       (xvii) Costs relating to another tenant's or occupant's space which (a) were incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that the Landlord was required, to provide Tenant hereunder or (b) were otherwise in excess of the Office Building standard services then being provided by Landlord to all tenants or other occupants in the Office Building, whether or not such other tenant or occupant is actually charged therefor by Landlord.

      (xviii) Costs   incurred   in   connection   with  the  sale,   financing,
              refinancing, mortgaging, selling or change of ownership of the Office Building.

        (xix) Costs, fines, interest, penalties, legal fees or costs of litigation incurred due to the late payments of taxes, utility bills and other costs incurred by Landlord's failure to make such payments when due.

         (xx) General   overhead   and  general   administrative   expenses  and
              accounting, record-keeping and clerical support of Landlord or the management agent, except expenses related to the Office Building.

        (xxi) All amounts which would otherwise be included in expenses which are paid to any affiliate or subsidiary of Landlord, or any representative, employee or agent of same, to the extent the costs of such services exceed the competitive rates for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience.

       (xxii) Increased insurance premiums caused by Landlord's or any other tenant's hazardous acts and insurance for leasehold improvements in the premises leased or to be leased to other tenants.

      (xxiii) Costs incurred to correct violations by Landlord of any law, rule, order or regulation which was in effect as of the date that the Office Building's Certificate of Occupancy was validly issued.

       (xxiv) Costs arising from the presence of Hazardous Substances in or about or below the land or the Office Building, including without limitation, hazardous substances in the groundwater or soil (unless introduced into or caused by Tenant), except costs for bottled drinking water which may be provided to tenants of the Office Building.

        (xxv) Costs incurred for any items to the extent covered by a manufacturer's, materialsman's, vendor's or contractor's warranty (a "Warranty") and the costs of any items that are not covered by a Warranty but for which a reasonable, prudent Landlord would have obtained a warranty.

       (xxvi) Non-cash items, such as deductions for depreciation and amortization of the Office Building and the Office Building equipment, interest on capital invested, bad debt losses, rent losses and reserves for such losses.

      (xxvii) Services provided and costs incurred in connection with the operation of retail or other ancillary operations

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              owned, operated or subsidized by Landlord.


      (c) As used above, the term "Real Estate Taxes" shall mean, (i) all real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Office Building and/or the land upon which the Office Building is situated, and (ii) any other present or future taxes or governmental charges that are imposed upon Landlord, or assessed against the Office Building and/or the land upon which it is situated, including, but not limited to, any tax levied on or measured by the rents payable by tenants of the Office Building, which are in the nature of, or in substitution for, real estate taxes.

         4.3 Commencing on the first anniversary of the Lease Commencement Date, Tenant shall make estimated monthly payments to Landlord on account of increases in the charges described in Section 4.2 that are expected to be incurred during each calendar year falling entirely or partly within the Lease Term. The amount of such monthly payments shall be determined as follows. At the beginning of the second year of the Lease Term and at the beginning of each calendar year thereafter, Landlord shall submit to Tenant a statement setting forth Landlord's reasonable estimates of the amounts by which the charges that are expected to be incurred during such calendar year will exceed the Operating Charges Base Amount and the computation of Tenant's proportionate share of such anticipated increase. Tenant shall pay to Landlord on the first day of each month following receipt of such statement during such calendar year an amount equal to Tenant's proportionate share of the anticipated increase multiplied by a fraction, the numerator of which is 1, and the denominator of which is the number of months during such calendar year which fall within the Lease Term and follow the date of the foregoing statement. Within ninety (90) days after the expiration of each calendar year, Landlord shall submit to Tenant a statement showing, (i) Tenant's proportionate share of the amount by which the costs and expenses described in
Section 4.2 actually incurred during the preceding calendar year exceeded the Operating Charges Base Amount, and (ii) the aggregate amount of the estimated payments made by Tenant on account thereof. If the aggregate amount of such estimated payments exceeds Tenant's actual liability for such increases, Tenant shall deduct the net overpayment from its next estimated payment or payments on account of increases in such categories of charges for the then current year. If Tenant's actual liability for such increases exceeds the estimated payments made by Tenant on account thereof, then Tenant shall within thirty (30) days pay to Landlord the total amount of such deficiency.

         4.4 In the event the Lease Term commences or expires during a calendar year, the increases in the charges described in Section 4.2 to be paid by Tenant for such calendar year shall be apportioned by multiplying the amount of Tenant's proportionate share thereof for the full calendar year by a fraction, the numerator of which is the number of months during such calendar year falling within the Lease Term, and the denominator of which is 12. Tenant's liability for its proportionate share of the increase in such charges for the last calendar year falling entirely or partly within the Lease Term shall survive the expiration of the Lease Term. Similarly, Landlord's obligation to refund to Tenant the excess, if any, of the amount of Tenant's estimated payments on account of such increase for such last calendar year over Tenant's actual liability therefore shall survive the expiration of the Lease Term.

         4.5 All payments required to be made by Tenant pursuant to this Article IV shall be paid to Landlord, without setoff or deduction, in the same manner as the base rent is payable pursuant to Article III hereof.

         4.6 In the event that any business, rent or other taxes that are now or hereafter levied upon Tenant's use or occupancy of the Premises or Tenant's business at the Premises are enacted, changed or altered so that any of such taxes are levied against the Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord within thirty (30) days of demand from Landlord.

                                    ARTICLE V
                                    ---------
                                SECURITY DEPOSIT
                                ----------------

         5.1 Simultaneously with the execution of this Lease, Tenant shall deliver to Landlord an amount equal to one month's installment of base rent as computed in accordance with Article 3.1, as a security deposit (hereinafter referred to as the "Security Deposit"). Such amount shall be in addition to the amount referenced in Section 3.1 hereof. In the event that the Premises are determined to contain more or less than 18,280 square feet of rentable area, then the amount

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of the Security Deposit shall be increased or decreased,  as the case may be, so that the amount of the Security Deposit shall be equal to one monthly installment of base rent, as determined pursuant to Section 3.1 hereof. Landlord shall not be required to maintain such Security Deposit in a separate account. The Security Deposit shall be deposited in a federally insured financial institution and shall earn interest throughout the Lease Term. The Security Deposit shall be security for the performance by Tenant of all Tenant's obligations, covenants, conditions and agreements under this Lease. Within thirty (30) days after the expiration of the Lease Term, and provided Tenant has vacated the Premises and is not in default hereunder, Landlord shall return the Security Deposit and accrued interest to Tenant, less Landlord's reasonable administrative fee of no more than five percent (5%) of the interest earned and less such portion thereof as Landlord shall have appropriated to satisfy any default by Tenant hereunder. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to use, apply or retain all or any portion of the Security Deposit for, (i) the payment of any base or additional rent or any other sum as to which Tenant is in default, ii) the payment of any amount which Landlord may spend or become obligated to spend to repair physical damage to the Premises or the Office Building pursuant to
Section 8.2 hereof, or (iii) the payment of any amount Landlord may spend or become obligated to spend, or for the compensation of Landlord for any losses incurred, by reason of Tenant's default, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises. If any portion of the Security Deposit is so used or applied, within ten (10) business days after written notice to Tenant of such use or application, Tenant shall deposit with Landlord cash in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease.


         5.2 in the event of the sale or transfer of Landlord's interest in the Office Building, Landlord shall transfer the Security Deposit to the purchaser or assignee, in which event Tenant shall look only to the new landlord for the return of the Security Deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit.

         5.3 Tenant hereby acknowledges that Tenant will not look to the holder of any mortgage (as defined in Section 21.1) encumbering the Office Building for return of the Security Deposit if such holder, or its successors, or assigns, shall succeed to the ownership of the Office Building, whether by foreclosure or deed in lieu thereof, except if and to the extent the Security Deposit is actually transferred to such holder.

                                   ARTICLE VI
                                   ----------
                               USE OF THE PREMISES
                               -------------------

         6.1 Tenant shall use and occupy the Premises solely for general office purposes and for no other use or purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to the Landlord or other tenants of the Office Building. Tenant shall comply with all present and future laws, ordinances (including zoning ordinances and land use requirements), regulations, and orders of the United States of America, the Commonwealth of Virginia, the County of Fairfax, and any other public or quasi-public authority having jurisdiction over the Premises, concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein. It is expressly understood that if any present or future law, ordinance, regulation or order requires an occupancy permit for the Premises, Tenant will obtain such permit at Tenant's own expense, except that Landlord shall obtain the initial certificate of occupancy for the Premises upon Landlord's completion of the tenant improvements to be installed by Landlord pursuant to Exhibit B attached hereto and made a part hereof.

         6.2 Tenant and Landlord shall comply, at all times during the Lease Term, with Titles I and III of the Americans with Disabilities Act of 1990, as it may be amended from time to time, as it relates to the Premises and Office Building, respectively.

                                   ARTICLE VII
                                   -----------
                           ASSIGNMENTS AND SUBLETTING
                           --------------------------

         7.1 Tenant shall not have the right to assign, transfer, mortgage or otherwise encumber this Lease or its interest herein without first obtaining the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole discretion. No assignment or transfer of this Lease or the right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Landlord, which consent may be granted or withheld by Landlord in its sole discretion. If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation or law, of partners owning a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest of the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. However, the preceding sentence shall not apply to corporations, the stock of which is traded through a national or regional exchange or over-the-counter. Any attempted assignment or transfer by Tenant of this Lease or its interest herein without Landlord's consent shall, at the option of Landlord, terminate this Lease, however, in the event of such termination, Tenant shall remain liable for all rent and other sums due under this Lease and all damages suffered by Landlord on account of such breach by Tenant.

         7.2 Tenant shall not have the right to sublease (which term, as used herein, shall include any type of subrental arrangement and any type of license to occupy) the entire Premises without first obtaining the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Furthermore, Tenant shall not have the right to sublease any portion of the Premises without first complying with the provisions of subsections (a) and (b) below:

      (a) Tenant shall give the Landlord written notice of its desire to sublease all or a portion of the Premises. Such notice shall specify the portion of the Premises proposed to be sublet and the date such portion is to be made available for subleasing. Within twenty (20) days after receipt of such notice, Landlord shall notify Tenant in writing whether or not Landlord will retake possession of the portion of the Premises proposed to be sublet and thereby delete such portion of the Premises from the Premises being leased to Tenant hereunder. If Landlord elects to retake such portion of the Premises, then Landlord shall retake possession of such portion on the date specified in Tenant's notice and Tenant's obligation to pay rent for such portion shall cease on such date. Thereafter, Tenant shall not have any further rights of any kind, including any rights of renewal, in or to the portion of the Premises so retaken. If Landlord does not elect to retake such portion of the Premises within the aforesaid twenty (20) day period, Tenant shall comply with the provisions of subsection (b) below with respect to any proposed sublease of such portion of the Premises.

      (b) Tenant shall have the right to sublease any portion of the Premises that Landlord has not elected to retake pursuant to subsection (a) above, provided that Tenant obtains the prior written consent of Landlord to such proposed sublease. Landlord agrees not to unreasonably withhold, condition or delay its consent to any such proposed sublease; provided, however, that it shall not be unreasonable for Landlord to withhold its consent if Landlord determines, in its reasonable discretion, that the character of the proposed subtenant or the nature of the activities to be conducted by such proposed subtenant would adversely affect the other tenants of the Office Building or would impair the reputation of the Office Building as a first-class office building.

Notwithstanding the foregoing, Landlord hereby approves Inotech and Point Systems, Inc. as approved subtenants subject to all provisions of this Article VII.

         7.3 The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from any and all liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, transferee or subtenant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Landlord's consent to any assignment or subletting shall not be construed as relieving Tenant from the obligation of complying with the provisions of Sections 7.1 or 7.2 hereof, as applicable, with respect to any subsequent assignment or subletting. For any period during which Tenant is in default hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each subtenant to pay said rent directly to Landlord.

         7.4 Tenant hereby covenants and agrees that neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the Premises, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.


                                  ARTICLE VIII
                                  ------------
                        TENANT'S MAINTENANCE AND REPAIRS
                        --------------------------------

         8.1 Tenant will keep and maintain the Premises and all fixtures and equipment located therein in clean, safe and sanitary condition, will take good care thereof and make all required repairs thereto, and will suffer no waste or injury thereto. At the expiration or other termination of the Lease Term, Tenant shall surrender the Premises, broom clean, in the same order and condition in which they are in on the Lease Commencement Date, ordinary wear and tear and unavoidable damage by the elements excepted.

         8.2 Except as otherwise provided in Article XVII hereof, all injury, breakage and damage to the Premises and to any other part of the Office Building caused by any act or omission of Tenant, or of any agent, employee, subtenant, contractor, customer or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith as additional rent hereunder. Notwithstanding the foregoing, except in the event of emergency, Landlord shall only make such repairs to the Premises if Tenant has failed to make such repairs within fifteen
(15) days of the occurrence. The liability of Tenant for such costs and expenses shall be reduced by the amount of any insurance proceeds received by Landlord on account of such injury, breakage or damage.

                                   ARTICLE IX
                                   ----------
                               TENANT ALTERATIONS
                               ------------------

         9.1 The initial tenant improvements in and to the Premises shall be installed by Landlord in accordance with Exhibit B attached hereto. It is understood and agreed Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the Premises, except as provided in Exhibit B or as otherwise provided in this Lease.

         9.2 Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements (hereinafter referred to collectively as "Building Improvements"), or any structural or exterior changes to the Office Building without the prior written consent of Landlord. Such consent shall be subject to Landlord's sole discretion. Tenant may make non-structural alterations, decorations, additions or improvements to the interior of the Premises (hereinafter referred to collectively as "Improvements") only upon the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant is not required to obtain the Landlord's written consent to hang artwork and other similar decorations on the walls of the Premises so long as such decorations do not damage the Premises (damage shall not be deemed to include small holes caused by hooks or nails used to hang the decorations). It shall not be unreasonable for Landlord to withhold its consent where the Improvements proposed will, in the judgment of Landlord, adversely affect the other tenants of the Office Building or would impair the reputation of the Office Building as a first-class office building. When granting its consent, Landlord may impose any conditions it deems appropriate, including, without limitation, the approval of plans and specifications, approval of the contractor or other persons who will perform the work, and the obtaining of specified insurance. All Building Improvements or Improvements permitted by Landlord must conform to all laws, regulations and requirements of the Federal, Virginia and Fairfax County governments: As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Office Building and the land upon which it is situated from all proposed contractors, subcontractors, laborers and material suppliers for all work, labor and services to be performed and materials to be furnished in connection with Improvements to the Premises. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the Premises, the Office Building and/or the land upon which it is situated, for work claimed to have been done for, or materials claimed to have been furnished to, the Premises, the Office Building and/or the land upon which it is situated, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by the filing of a bond. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge such lien and treat the cost thereof (including attorneys' fees incurred in connection therewith) as additional rent payable with the next monthly installment of base rent falling due; it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. It is further understood and agreed that in the event Landlord shall give its written consent to the making of any Improvements to the Premises, such written consent shall not be deemed to be an agreement or consent by Landlord to subject its interest in the Premises, the Office Building or the land upon which it is situated to any mechanic's or materialmen's liens which may be filed in connection therewith.


         9.3 Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any improvements to the Premises. If any Improvements are made without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Improvements and restore the Premises to their condition immediately prior thereto, and Tenant shall be liable for all expenses incurred by Landlord in connection therewith. All Improvements to the Premises or Building Improvements to the Office Building made by either party shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease Term, except that if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant. All damage and injury to the Premises or the Office Building caused by such removal shall be repaired by Tenant, at Tenant's sole expense. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof.

                                    ARTICLE X
                                    ---------
                              SIGNS AND FURNISHINGS
                              ---------------------

          10.1 Other than the Office Building standard signage identifying Tenant (which is to be provided and installed by Landlord) on the Premises entry door, no sign, advertisement or notice referring to Tenant shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Office Building, except on the directories and the doors of the offices and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord. All of Tenant's signs that are approved by Landlord shall be installed by Landlord at Tenant's cost and expense. If any sign, advertisement or notice that has not been approved by Landlord is exhibited or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense. Landlord shall have the right to prohibit any advertisement of or by Tenant which in its opinion tends to impair the reputation of the Office Building or its desirability as a high-quality office building and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement. Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Office Building.

          10.2 Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment and fixtures, which, if considered necessary by the Landlord, shall be installed in such manner as Landlord directs in order to distribute their weight adequately. Any and all damage or injury to the Premises or the Office Building caused by moving the property of Tenant into or out of the Premises, or due to the same being in or upon the Premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Office Building or carried in the elevators except as approved by Landlord, and all such furniture, equipment and other bulky matter shall be delivered only through the designated delivery entrance of the Office Building and the designated freight elevator. All moving of furniture, equipment and other materials shall be under supervision of Landlord, who shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees to remove promptly from the sidewalks adjacent to the Office Building any of Tenant's furniture, equipment or other material there delivered or deposited. Notwithstanding the foregoing, Tenant may move into and out of the Office Building on weekend days (Saturday or Sunday) at no additional charge to Tenant so long as such moves do not exceed a total of sixteen (16) hours of Landlord's supervision time. In the event Tenant requires more than sixteen (16) hours, Tenant agrees to pay for the cost of such supervision time in accordance with Landlord's then current schedule of costs and assessments for such supervision time.

                                   ARTICLE XI
                                   ----------
                               TENANT'S EQUIPMENT
                               ------------------

          11.1 Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power, except as may be specified in Exhibit B attached hereto, without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. It shall not be unreasonable for Landlord to condition such consent upon the payment by Tenant of additional rent in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment or machinery. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises or the Office Building, without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that maybe transmitted to the structure of the Office Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Office Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord.

                                   ARTICLE XII
                                   -----------
                             INSPECTION BY LANDLORD
                             ----------------------

         12.1 Tenant will permit Landlord, or its agents or representatives, to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Premises and the Office Building, to make such alterations, including alterations to the electrical and telephone systems in the building, and/or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty ( 180) days of the Lease Term. In connection with such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises and, except in the event of emergency, shall enter at reasonable times after not less than one (1) day prior notice to Tenant.

                                  ARTICLE XIII
                                  ------------
                                    INSURANCE
                                    ---------

          13.1 Without the prior written consent of Landlord, Tenant shall not conduct or permit to be conducted any activity, or place any equipment in or about the Premises or the Office Building, which will in any way increase the rate of fire insurance or other insurance on the Office Building. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Office Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount within thirty (30) days of written demand from Landlord and such sum shall be considered additional rent payable hereunder.

          13.2 Throughout the Lease Term, Tenant shall obtain and maintain public liability insurance in a company or companies licensed to do business in the Commonwealth of Virginia and reasonably approved by the Landlord. Said insurance shall be in minimum amounts reasonably approved by Landlord from time to time and shall name Landlord as an additional insured thereunder. In addition, if requested by the holder of any mortgage (as defined in Section
 21.1 ) against the Office Building, said insurance shall also include a standard mortgagee loss payable endorsement for the benefit of such holder. No later than the Lease Commencement Date, Tenant shall obtain public liability insurance in minimum amounts of five hundred thousand dollars ($500,000.00) for injury to one (1) person, two million dollars ($2,000,000.00) for injury to more than one (1) person and five hundred thousand dollars ($500,000.00) for damage to property. Each such policy shall contain an endorsement prohibiting cancellation or reduction of coverage without first giving Landlord fifteen
 (15) days' prior written notice of such proposed action. Receipts evidencing payment of the premium for such insurance shall be delivered by Tenant on or before the Lease Commencement Date and, if requested by Landlord, at least annually thereafter.

         13.3 Tenant and Landlord hereby waive and release each other from any and all liabilities, claims and losses for which either party is or may be held liable to the extent either party receives insurance proceeds on account thereof.


         13.4 Landlord and Tenant each waive any and all rights of recovery against the other for any loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any first or extended coverage insurance policy which either may have in force at the time of such loss or damage. Each party shall obtain any special endorsement, if available at no additional cost and if required by its insurer, to evidence compliance with the aforementioned waiver.

                                   ARTICLE IV
                                   ----------
                             SERVICES AND UTILITIES
                             ----------------------

         14.1 Landlord shall furnish to the Premises year-round ventilation and air-conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgment and as are consistent with other similar office buildings in the Fairfax County area. Landlord shall also provide reasonably adequate char and janitorial service after 6:00 PM on Monday through Friday only (excluding legal holidays) and shall provide semi-annual exterior window cleaning, as determined in Landlord's sole but not unreasonable judgment, and in accordance with standards customarily provided in first-class office buildings in the Fairfax County area. Landlord will also provide elevator service; provided, however, that Landlord shall have the right to remove elevators from service as may be required for moving freight, or for servicing or maintaining the elevators and/or the Office Building. Except in the event of emergency, at least one elevator cab shall be available for use by Tenant at all times. The normal hours of operation of the Office Building will be 8:00 AM to 6:00 PM on Monday through Friday (except legal holidays), and 9:00 AM to 1:00 PM on Saturday (except legal holidays). There will be no normal hours of operation of Office Building on Sundays or legal holidays and the Landlord shall not be obligated to maintain or operate the Office Building on such days at such times unless special arrangements are made by Tenant. The services and utilities required to be furnished by Landlord, other than electricity and water, will be provided only during the normal hours of operation of the Office Building, except as otherwise specified herein. It is agreed that if Tenant requires air-conditioning or heat beyond normal hours of operation set forth herein, Landlord will furnish such air-conditioning or heat, provided Tenant gives Landlord's agent not less than one (1) business days advance notice of such requirement and Tenant agrees to pay for the cost of such extra service in accordance with Landlord's then current schedule of costs and assessments for such extra service.

         14.2 Pursuant to Exhibit B attached hereto and made a part hereof, Landlord shall provide one individual supplemental air-conditioning unit on the roof of the Office Building to serve Tenant's computer room in Part A of the Premises. Landlord shall install an electric submeter for the purpose of determining the amount of electrical consumption of such air-conditioning unit. Tenant hereby agrees to pay as additional rent the cost of all electric consumption which is recorded on the electric submeter within thirty (30) days of receipt of an invoice from Landlord.

         14.3 It is understood and agreed that Landlord shall not have any liability to Tenant whatsoever as a result of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever unless caused by Landlord's gross negligence. It is further agreed that any such failure or inability to furnish the utilities or services required hereunder shall not be considered an eviction, actual or constructive, of the Tenant from the Premises, and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payable hereunder. Notwithstanding the foregoing, in the event Tenant cannot conduct its operations in the Premises as a result of Landlord's failure or inability to furnish any such utility or service required to be furnished by Landlord hereunder and such failure or inability is within Landlord's reasonable control, then Tenant shall be entitled to rental abatement for the period commencing on the sixth (6th) business day after such lack of utility or service until the date on which the utility or service is restored.

         14.4 The parties hereto agree to comply with all mandatory and voluntary energy conservation controls and requirements applicable to office buildings that are imposed or instituted by the Federal, Virginia or Fairfax County governments, including, without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Office Building. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or
requirements   shall  be  suspended   for  the  duration  of  such  controls  or
requirements. It is further agreed that compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of the Tenant from the Premises and shall not entitle Tenant to terminate this Lease or to an abatement of any rent payable hereunder.


                                   ARTICLE XV
                                   ----------
                              LIABILITY OF LANDLORD
                              ---------------------

         15.1 Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including but not limited to claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, including but not limited to the following: repairs to any portion of the Premises or the Office Building; interruption in the use of the Premises, and accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of elevators, or of the heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Premises or the Office Building; any fire, robbery, theft, mysterious disappearance and/or any other casualty; the actions of any other tenants of the Office Building or of any other person or persons; and any leakage in any part or portion of the Premises or the Office Building, or from drains, pipes or plumbing fixtures in the Office Building. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Premises or Office Building shall be at the sole risk of the Tenant, and the Landlord shall not in any manner be held responsible therefore. It is understood that the employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Office Building for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of the Tenant for such purposes and not as the agent of the Landlord. Notwithstanding the foregoing provisions of this Section 15.1. Landlord shall not be released from liability to Tenant for any damage or injury caused by the gross negligence or willful misconduct of Landlord or its employees; provided, however, in no event shall Landlord have any liability to Tenant for any claims based on the interruption of or loss to Tenant's business.

         15.2 Tenant hereby agrees to indemnify and hold Landlord harmless from and against all costs, damages, claims, liabilities and expenses (including attorney's fees) suffered by or claimed against Landlord, directly or indirectly, based on, arising out of or resulting from, (i) Tenant's use and occupancy of the Premises or the business conducted by Tenant therein, (ii) any act or omission by Tenant or its employees, agents or invitees, or (iii) any breach or default by Tenant in the performance or observance of its covenants or obligations under this Lease.

         15.3 In the event that at any time Landlord shall sell or transfer the Office Building, provided the purchaser or transferee assumes the obligations of the Landlord hereunder, the Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer. Furthermore, Tenant agrees to attorn to any such purchaser or transferee upon all the terms and conditions of this Lease.

         15.4 In the event that at any time during the Lease Term Tenant shall have a claim against the Landlord. Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any rent or other sums payable to Landlord hereunder, it being understood that Tenant's sole remedy for recovering upon such claims shall be to institute an independent action against Landlord.

         15.5 Tenant agrees that in the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the interest of Landlord in the Office Building. In no event shall any other assets of Landlord or any officer or director of Landlord or any other person be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord.

                                   ARTICLE XVI
                                   -----------
                              RULES AND REGULATIONS
                              ---------------------

         16.1 Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants shall at all times abide by and observe the rules and regulations attached hereto as Exhibit C. In addition, Tenant and its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants shall abide by and observe all other rules or regulations that Landlord may reasonably promulgate from time to time for the operation and maintenance of the Office Building, provided that notice thereof is given to Tenant and such rules and regulations are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions, covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, customers, clients, family members or guests provided that nothing contained herein shall be discriminatory against Tenant. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit C, this Lease shall govern.


                                  ARTICLE XVII
                                  ------------
                              DAMAGE OR DESTRUCTION
                              ---------------------

          17.1 If during the Lease Term. the Premises or the Office Building are totally or partially damaged or destroyed from any cause, thereby rendering the Premises totally or substantially inaccessible or unusable, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) restore and repair the Premises and the Office Building to substantially the same condition they were in prior to such damage; provided, however, if the damage or destruction was not caused by Tenant, its employees, invitees, licensees, customers, clients, family members, guests or permitted subtenants and if the repairs and restoration cannot be completed within one hundred eighty (180) days after the occurrence of such damage or destruction, including the time needed for removal of debris, preparation of plans and issuance of all required governmental permits. Landlord or Tenant shall have the right to terminate this Lease by giving written notice of termination to the other party within forty-five (45) days after the occurrence of such damage. In the event the damage or destruction was caused by Tenant, its employees, invitees, licensees, customers, clients, family members, guests or permitted subtenants, Landlord shall have the right, at its sole option, to terminate this Lease by giving written notice of termination to Tenant within forty-five (45) days after the occurrence of such damage or destruction. If this Lease is terminated pursuant to the preceding sentence, all rent payable hereunder shall be apportioned and paid to the date of the occurrence of such damage. If this Lease is not terminated as a result of such damage, and provided that such damage was not caused by the act or omission of Tenant, or any of its employees, agents, licensees, subtenants, customers, clients, family members or guests, until the repair and restoration of the Premises is completed Tenant shall be required to pay base rent and additional rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable rentable area bears to the total rentable area in the Premises. Landlord shall bear the costs and expenses of repairing and restoring the Premises, except that if such damage or destruction was caused by the act or omission of Tenant, or any of its employees, agents, licensees, subtenants, customers, clients, family members or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction.

          17.2 If Landlord  repairs  and  restores  the  Premises as provided in
Section 17.1, Landlord shall not be required to repair or restore any decorations, alterations or improvements to the Premises previously made by or at the expense of the Tenant or any trade figures, furnishings, equipment or personal property belonging to Tenant. It shall be Tenant's sole responsibility to repair and restore all such items.

         17.3 Notwithstanding anything to the contrary contained herein, if the Office Building is damaged or destroyed from any cause to such an extent that the costs of repairing and restoring the Office Building would exceed fifty percent (50%) of the replacement value of the Office Building, whether or not the Premises are damaged or destroyed, Landlord or Tenant shall have the right to terminate this Lease by written notice to the other party, provided the leases of all other tenants in the Office Building are similarly terminated. This right of termination shall be in addition to any other right of termination provided in this Lease.

                                 ARTICLE XVIII
                                 -------------
                                  CONDEMNATION
                                  ------------

         18.1 If the whole or a substantial part (as hereinafter defined) of the Premises, or the use or occupancy of the Premises, shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in such governmental or quasi-governmental authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises, or the use or occupancy thereof, is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), this Lease shall continue in full force and effect, but the base rent and additional rent thereafter payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such a taking) as of the date title vests in the governmental or quasi-governmental authority. For purposes of this Section 18.1, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the Premises is rendered unusable as a result of such taking.

         18.2 All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such a taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against the Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant's expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                   ARTICLE XIX
                                   -----------
                                DEFAULT BY TENANT
                                -----------------

         19.1 The occurrence of any of the following shall constitute a default by Tenant under this Lease:

           (a) If Tenant shall fail to pay an installment of base rent or additional rent when due, or shall fail to pay when due any other payment required by this Lease within five (5) days of receipt of written notice from Landlord of such failure to pay.

           (b) If Tenant shall violate or fail to perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease and such violation or failure to perform is not corrected within ten (10) days of receipt of written notice from Landlord to cure such violation or failure to perform unless Tenant has commenced and is proceeding to diligently to cure such default so long as such default does not negatively affect the Landlord, the operation of the Office Building or any of the other tenants of the Office Building.

           (c) If Tenant shall abandon the Premises.

           (d) An Event of Bankruptcy as defined in Article 20.1.

          19.2 If Tenant shall be in default under this Lease, Landlord shall have the right, at its sole option, to terminate this Lease. With or without terminating this Lease, Landlord may re-enter and take possession of the Premises and the provisions of this Article XIX shall operate as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the
Premises  being hereby  expressly  waived.  If  necessary,   Landlord  may
proceed to recover possession of the Premises under and by virtue of the laws of the Commonwealth of Virginia, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, however, to the right of Landlord to recover from Tenant all rent and other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Whether or not this Lease is terminated by reason of Tenant's default, the Premises may be relet by Landlord for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental provided herein plus the costs, expenses and damages hereafter described shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in base rent and additional rent, reasonable attorney's fees, brokerage fees, and the expenses of placing the Premises in rentable condition similar to the condition of the Premises on the Lease Commencement Date. Any damages or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord's option, may be deferred until the expiration of the Lease Term, in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of the Lease Term. The provisions contained in this Section 19.2 shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease.


         19.3 All rights and remedies of Landlord set forth herein are in addition to all other rights and remedies available to Landlord at law or in equity. All rights and remedies available to Landlord hereunder or at law or in equity are expressly declared to be cumulative. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy. No delay in the enforcement or exercise of any such right or remedy shall constitute a waiver of any default by Tenant hereunder or of any of Landlord's rights or remedies in connection therewith. Landlord shall not be deemed to have waived any default by Tenant hereunder unless such waiver is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver.

          19.4 If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of the same or of any other covenant, condition or agreement set forth herein, nor of any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of base rent, additional rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

          19.5 If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord plus interest thereon at the rate per annum which is two (2) percentage points higher than the rate of interest announced from time to time by NationsBank as being its "prime rate" (hereandafter referred to as the "NationsBank Prime Rate") from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord; provided however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default.

         19.6 If Tenant fails to make any payment of base rent or of additional rent on or before the date such payment is due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such payment. In addition, in the event payment is not made within thirty (30) days and/or occurs more than once in any twelve (12) month period, such payment shall bear interest at the rate per annum which is two (2) percentage points higher than the NationsBank Prime Rate from the date such payment became due to the date of payment thereof by Tenant; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent due and payable hereunder with the next installment of base rent due hereunder.

          19.7 At any time after a default by Tenant hereunder, and Tenant's failure to cure the default in accordance with Section 19.1, Landlord may seize and take possession of any and all personal property and equipment belonging to

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

                                       17

Tenant which may be found in and upon the Premises. If Tenant fails to redeem the personal property and equipment so seized by payment of all sums due Landlord under and by virtue of this Lease, Landlord shall have the right, after forty-five (45) days' written notice to Tenant, to sell such personal property and equipment so seized at public or private sale and upon such terms and conditions as to Landlord may appear advantageous. After the payment of all proper charges incident to such sale, the proceeds thereof shall be applied to the payment of any and all sums due to Landlord pursuant to this Lease. In the event there shall be any surplus remaining after the payment of all sums due to Landlord, such surplus shall be paid over to Tenant.


                                   ARTICLE XX
                                   ----------
                                   BANKRUPTCY
                                   ----------

         20.1 The following shall be Events of Bankruptcy under this Lease:

          (a)Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws");

          (b) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property;

          (c) The filing of a voluntary petition under the provisions of the Bankruptcy code or Insolvency Laws;

          (d) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either,
(i) is not dismissed within thirty (30) days of filing, or (ii) results in the issuance of an order for relief against the debtor; or

          (e) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

          20.2(a) Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available to Landlord pursuant to Article XIX: provided that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending and only for so long as Tenant or its Trustee in Bankruptcy (hereinafter referred to as "Trustee") is in compliance with the provisions of Sections 20.2(b), (c) and (d) below, Landlord shall not exercise its rights and remedies pursuant to Article XIX.

          (b) [n the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code. Landlord's right to terminate this Lease pursuant to
Section 20.2(a) shall be subject to the rights of Trustee to assume or assign this Lease. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly, (i) cures all defaults under this Lease, (ii) compensates Landlord for monetary damages incurred as a result of such defaults, and (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee tenant.

         (c) Landlord and Tenant hereby agree in advance that adequate assurance of future performance, as used in Section 20.2(b) above, shall mean that all of the following minimum criteria must be met: (i) Tenant's gross receipts in the ordinary course of business during the thirty (30) day period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater than the next monthly installment of annual base rent and additional rent due under this Lease; (ii) Both the average and median of Tenant's gross receipts in the ordinary course of business during the six (6) month period immediately preceding the initiation of the case under the Bankruptcy Code must be at least two (2) times greater than the next monthly installment of annual base rent and additional rent due under this Lease; (iii) Tenant must pay its estimated pro rata share of the cost of all services provided by Landlord (whether directly or through agents or contractors and whether or not previously included as part of the annual base rent), in advance of the performance or provision of such services; (iv) Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the premises; (v) Trustee must agree that the use of the Premises as stated in this Lease will remain unchanged and that no prohibited use shall be permitted; (vi) Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Office Building; (vii) Trustee must pay to Landlord at the time the next monthly installment of annual base rent is due under this Lease, in addition to such installment of annual base rent, an amount equal to the monthly installments of annual base rent and additional rent due under this Lease for the next six months under this Lease, said amount to be held by Landlord in escrow until either Trustee or Tenant defaults in its payment of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw on such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to Trustee or Tenant); and (viii) Tenant or Trustee must agree to pay to Landlord at any time Landlord is authorized  to and does draw on the  escrow  account  the  amount  necessary  to restore such escrow account to the original level required by Section 20.2(c)(vii).


         (d) In the event Tenant is unable to, (i) cure its defaults, (ii) reimburse the Landlord for its monetary damages, (iii) pay the rent due under this Lease and all other payments required of Tenant under this Lease on time (or within five (5) days of the due date) or, (iv) meet the criteria and obligations imposed by Section 20.2(c) above. Tenant agrees in advance that it has not met its burden to prove adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Section 20.2(a) above.

                                   ARTICLE XXI
                                   -----------
                                  SUBORDINATION
                                  -------------

         21.1 This Lease is subject and subordinate to the lien of any and all mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now encumber the Office Building, and to all and any renewals, extensions, modifications, recastings or refinancing thereof. This Lease shall also be subject and subordinate to the lien of, (i) any new first mortgage that hereafter may encumber the Office Building, and (ii) any second or junior mortgages that may hereafter encumber the Office Building, provided the holder of the first mortgage consents to such subordination. At any time after the execution of this Lease, the holder of any mortgage to which this Lease is subordinate shall have the right to declare this Lease to be superior to the lien of such mortgage and Tenant agrees to execute all documents required by such holder in confirmation thereof.

         21.2 In confirmation of the foregoing subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or other document within ten ( 10) business days of receipt of request. In the event Tenant fails to execute any such certificate or other document within said ten (10) day period. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or other document for or on behalf of Tenant. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage encumbering the Office Building, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is prosecuted or completed.

         21.3 Landlord agrees to use reasonable efforts to obtain from the current holder of the first mortgage or deed of trust on the Office Building a Subordination, Non-Disturbance and Attornment Agreement on such mortgagee's standard form which provides that, in the event of foreclosure or a transfer in lieu thereof, Tenant will not be disturbed in its possession so long as: (a) no uncured default after the applicable grace period (if any) has occurred on the part of Tenant under this Lease, and (b) Tenant attorns to the purchaser or transferee as landlord under this Lease, in which case this Lease shall, notwithstanding the foreclosure or transfer in lieu thereof, continue in full force and effect upon and subject to all terms, conditions, covenants and agreements of this Lease.

                                  ARTICLE XXII
                                  ------------
                                  HOLDING OVER
                                  ------------

         22.1 In the event that Tenant shall not immediately surrender the Premises on the date of the expiration of the Lease Term, Tenant shall become a Tenant by the month at a monthly rent equal to one and one-half (1.5) times the sum of the base rent and all additional rent in effect during the last month of the Lease Term. Said monthly tenancy shall commence on the first day following the expiration of the Lease Term. As a monthly tenant, Tenant shall be subject to all the terms, conditions, covenants and agreements of this Lease. Tenant shall give to Landlord at least thirty (30) days' written notice of any intention to quit the Premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this Section 22.1, in the event that Tenant shall hold over after the expiration of the Lease Term, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the Lease Term, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the Commonwealth of Virginia.


                                  ARTICLE XXIII
                                  -------------
                              COVENANTS OF LANDLORD
                              ---------------------

         23.1 Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay all rent when due and punctually perform ail the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of Section 23.2 hereof. Tenant acknowledges and agrees that its leasehold estate in and to the Premises vests on the date this Lease is executed, notwithstanding that the term of this Lease will not commence until a future date.

         23.2 Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (i) to change the street address and/or name of the Office Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Office Building; (ii) to erect, use and maintain pipes and conduits in and through the Premises; and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Office Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use or occupancy of the Premises. Notwithstanding anything to the contrary, Landlord's rights shall not adversely affect Tenant's access to the Office Building or the Premises.

         23.3 Landlord, at its cost, shall install fluorescent light fixtures as provided in Exhibit B attached hereto and all replacement tubes for such light fixtures; all other bulbs, tubes and lighting fixtures for the Premises shall be provided and installed by Landlord at Tenant's cost and expense.

         23.4 Landlord shall warrant that, to the best of its actual knowledge, no hazardous substances are located in, or under the Building; provided, however, that Landlord hereby advises Tenant, and Tenant hereby acknowledges that water in the Building may contain lead at levels which are not in compliance with environmental laws. Landlord agrees that it shall provide bottled water to Tenant, its employees and invitees, until such time as the lead in the drinking water of the Office Building water coolers is returned to levels which comply with environmental laws. Tenant shall notify and advise its agents, employees, invitees, licensees, customers, clients, family members, guests and permitted subtenants that the water in the sinks of the common area restrooms is not in compliance with environmental laws and is not for cooking or consumption.

                                  ARTICLE XXIV
                                  ------------
                               GENERAL PROVISIONS
                               ------------------

         24.1 Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the Premises or the Office Building except as herein expressly set forth, and no rights, privileges, easements or licenses are being acquired by Tenant except as herein expressly set forth.

         24.2 Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.


         24.3 Landlord recognizes Smithy Braedon and The Rome Group, Inc. as the sole brokers procuring this Lease and shall pay said brokers a commission pursuant to a separate agreement between said brokers and Landlord. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt, other than the brokers named in the first sentence of this Section 24.3.

         24.4 Tenant agrees, at any time and from time to time, upon not less than ten ( 10) business days' prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications); (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant; (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default; and (iv) stating the address to which notices to Tenant are to be sent. Any such statement delivered by Tenant may be relied upon by any owner of the Office Building or the land upon which it is situated, any prospective purchaser of the Office Building or such land, any mortgagee or prospective mortgagee of the Office Building or such land or of Landlord's interest therein, or any prospective assignee of any such mortgagee.

         24.5 In the event that Landlord fails to comply with any provision of this Lease, Tenant shall take no action of any kind to remedy such failure unless and until Tenant has given both Landlord and the then-current holder of the first deed of trust secured by the Office Building written notice of the nature of such failure and a reasonable time in which to correct such failure.

         24.6 Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage.

         24.7 All notices or other communications required hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor), or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses: (i) if to Landlord at 1519 Old Bridge Road, Suite 101, Woodbridge, Virginia 22192 or at such other address as may be communicated to Tenant in writing by any assignee of Landlord, (ii) if to Tenant, at the Premises, except that prior to the Lease Commencement Date, notices to Tenant shall be sent to such address as Tenant shall designate and inform Landlord. Either party may change its address for the giving of notices given in accordance with this Section.

         24.8 If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         24.9 Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

         24.10 The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment or subletting by Tenant.

         24.11 This Lease contains and embodies the entire agreement of the parties hereto and supersedes all prior agreements, negotiations and discussions between the parties hereto. Any representations, inducement or agreement that is not contained in this Lease shall not be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.


         24.12 This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         24.13 Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

         24.14 The submission of any unsigned copy of this document to Tenant for Tenant's consideration does not constitute an offer to lease the Premises or an option to or for the Premises. This document shall become effective and binding only upon the execution and delivery of this Lease by both Landlord and Tenant.

         24.15 Time is of the essence of each provision of this Lease.

         24.16 This Lease is being executed in multiple counterparts, each of which shall be deemed an original and ail of which together shall constitute one and the same document.

         24.17 This Lease shall not be recorded, except that upon the request of either party, the parties agree to execute, in recordable form, a short-form memorandum of this Lease, provided that such memorandum shall not contain any of the specific rental terms set forth herein. Such memorandum may be recorded in the land records of Fairfax County, Virginia and the party desiring such recordation shall pay all recordation costs.

         24.18 The rentable area in the Office Building and in the Premises shall be determined in accordance with the 1989 Washington Board of Realtors Standard Floor Area Measure.

         24.19 This Lease includes twenty-one (21) pages and incorporates Exhibits A, B and C attached hereto.

         24.20 Joan P. Cahill. Executive Vice President of Landlord is a licensed Virginia Real Estate Broker with the firm of Aeromaritime Company Real Estate, Ltd., T/A ACRE, Ltd.

         IN WITNESS WHEREOF. Landlord and Tenant have executed this Lease on or as of the day and year first above written.

ATTEST:                                   LANDLORD:
                                          Aeromaritime Investment Company

/s/ James B. Parker                         /s/ Joan P. Cahill
___________________________            By:  _______________________________
                                            Joan P. Cahill
                                       Its: Executive Vice President


ATTEST:                                   TENANT:
                                          Information Analysis, Inc.

/s/ Eugene Blackwell                         /s/ Richard S. DeRose
___________________________            By:  _______________________________

                                             Executive Vice President
                                       Its: _______________________________

                         EXHIBIT A TO THE LEASE BETWEEN
         INFORMATION ANALYSIS, INC. and AEROMARITIME INVESTMENT COMPANY

                                  THE PREMISES

                             PART A OF THE PREMISES

                             <GRAPHIC APPEARS HERE>




                                  PAGE 1 OF 2

                             PART B OF THE PREMISES




                             <GRAPHIC APPEARS HERE>



                                  PAGE 2 OF 2

                         EXHIBIT B TO THE LEASE BETWEEN
                           INFORMATION ANALYSIS, INC.
                                       AND
                         AEROMARITIME INVESTMENT COMPANY

                               TENANT IMPROVEMENTS

                             PART A OF THE PREMISES
                             ----------------------

         1) Landlord, at Landlord's sole cost and expense, shall: (i) provide all architectural, engineering and working drawings and building permits required to complete the tenant improvements for Part A of the Premises as set forth in this Exhibit B and Exhibit B-1 attached hereto, and (ii) construct the tenant improvements pursuant to the plan (hereinafter referred to as the "Part A Plan") dated December 6, 1996 prepared by JCA Architects and approved on December 10, 1996 by Richard S. DeRose, Executive Vice President of Information Analysis, Inc. and in accordance with all applicable building and fire codes, utilizing the following finishes:

A) Drywall partitioning pursuant to Exhibit B-1. All walls to receive two coats of paint in Tenant's choice of color from Building standard colors with one color to be used throughout.

B) One oak veneer, solid core double suite entry door and two oak veneer, solid core single suite entry doors

C) Solid core, hardboard interior doors with metal jambs and Building standard hardware. Doors and jambs will be painted to match wall color.

D) Philadelphia Impact III Carpet, 30 ounce weight throughout (except in galleys and shower area), in Tenant's choice of color from standard available colors. Reception Area and Conference Room #1 to receive a carpet border in Philadelphia Impact III Carpet around the perimeter of each area.

E) Galley 1 and 2 to receive Armstrong vinyl tile in Tenant's choice of color from Building standard colors.

F)  Shower area to receive white ceramic tile.

G) 4" vinyl cove base throughout in Tenant's choice of color from Building standard colors.

H) Ceilings will be finished with Building standard 2' x 2' suspended acoustical tile.

I) Horizontal thin line venetian blinds as presently installed at all windows except sliding glass doors.

J) All areas (except Reception Area and Conference Room #1) to receive 2' x 4' fluorescent ceiling light fixtures. Reception Area to receive six 2' x 4' parabolic light fixtures and four directional high-hat light fixtures. Conference Room #1 to receive six 2' x 4' parabolic light fixtures and eight directional high-hat light fixtures.

K) All areas to receive reasonable electrical outlets, light switches and telephone/data outlets as set forth in Part A Plan. In the event Tenant decides to utilize systems furniture, Tenant agrees that Landlord shall not be responsible for obtaining any required permits from Fairfax County for the installation of Tenant's systems furniture. Tenant, at Tenant's sole expense, shall obtain any such required permits. Tenant's failure to obtain any such required permits shall not delay the Lease Commencement Date.

L)  One roof mounted  supplemental  air-conditioning  unit to serve the Computer
    Room.

M) Galley 1 and 2 will to receive Merillat Homestead Oak cabinets, a laminate countertop in Tenant's choice of color from Building standard colors, a stainless steel sink and faucet. Galley 1 to receive 1/2" cold water line with backflow preventer to ice maker of Tenant provided refrigerator. Tenant to provide an undercounter refrigerator in Galley 2.

N) Workroom to receive a 30" deep countertop along south wall with two shelves above.

O)  Shower area to receive one handicapped accessible shower and lavatory.

                             PART B OF THE PREMISES
                             ----------------------

2) Landlord shall provide a tenant improvement allowance of $15.00 per rentable square of space leased in Part B of the Premises with which Landlord shall: (i) provide all architectural, engineering and working drawings and building permits to complete the tenant improvements for Part B of the Premises as set forth in this Exhibit B and Exhibit B-2 attached hereto, and (ii) construct the tenant improvements pursuant to the plan (hereinafter referred to as the "Part B Plan") dated December 11, 1996 prepared by JCA Architects and approved on December 16, 1996 by Richard S. DeRose. Executive Vice President of Information Analysis, Inc. and in accordance with all applicable building and fire codes, utilizing the following finishes:

A) Drywall partitioning pursuant to Exhibit B-2. All walls to receive two coats of paint in Tenant's choice of color from Building standard colors with one color to be used throughout.

B)  Two oak veneer, solid core single suite entry doors.

C) Solid core, hardboard interior doors with metal jambs and Building standard hardware. Doors and jambs will be painted to match wall color.

D) Philadelphia Volunteer 20 loop carpet, 20 ounce weight throughout (except in the kitchen) in Tenant's choice of color from standard available colors.

E) Kitchen to receive Armstrong vinyl tile in Tenant's choice of color from Building standard colors.

F) 4" vinyl cove base throughout in Tenant's choice of color from Building standard colors.

G) Ceilings will be finished with Building standard 2' x 2' suspended acoustical tile.

H)  Horizontal thin line venetian blinds as presently installed at all windows.

I) 2' x 4' fluorescent ceiling light fixtures, electrical outlets, light switches and telephone/ date outlets as set forth in Part B Plan.

J) Kitchen to receive Merillat Homestead Oak cabinets, a laminate countertop in Tenant's choice of color from Building standard colors, a stainless steel sink and faucet. Tenant to provide an undercounter refrigerator.

K) Demo Room to receive two 6' x 4' windows inset into the wall pursuant to Exhibit B-2.

Tenant hereby acknowledges and agrees that the cost of the tenant improvements set forth in Exhibit B for Part B of the Premises exceeds the $15.00 per rentable square foot allowance provided by Landlord. Tenant hereby agrees to pay Landlord in full within five days of receipt of an invoice for the total amount by which the tenant improvements exceed the $15.00 allowance. It is presently estimated that the excess to be paid by Tenant is approximately $5,000.00, however the amount may exceed or be less than that amount. Tenant's failure to make timely payment to Landlord for the excess cost shall be considered a default as the term is defined in the Lease.

3) For purposes of this Lease, a Tenant delay shall mean any delay which causes a delay in the substantial completion of Landlord's work and/or the issuance of a Certificate of Occupancy for the Premises which are a result of any of the following:

         a) Changes in or modifications to the architectural drawings which are requested by Tenant.

         b) Changes in or modifications to the engineering or working drawings which are requested by Tenant.

         c) Tenant's failure to provide information and finish and/or color selections as requested by Landlord.

         d) Tenant's request for work, materials or finishes outside the scope of work in Paragraph 1 of this Exhibit B.

         e) The performance by a person, firm or corporation employed or engaged by Tenant with Landlord's written consent and the completion of work by such persons, firms or corporations, or any delay such persons, firms or corporations cause in the work on the Premises being performed by the Office Building general contractor, its subcontractors and materialsmen or employees of Landlord.

4) In the event of any Tenant delay which delays the issuance of a Certificate of Occupancy for the Premises, Landlord shall be entitled to: i) schedule the Lease Commencement Date for the date on which the Lease Commencement Date would otherwise have occurred but for such Tenant delay or, ii) extend the Lease Commencement Date to a later date in which event Tenant shall pay to Landlord on such extended Lease Commencement Date per diem liquidated damages for each day of delay equal to the per diem rent as specified in Article III, Section 3.1 of the Lease.

                                  EXHIBIT B-1

                             PART A OF THE PREMISES




                             <GRAPHIC APPEARS HERE>

                                  EXHIBIT B-2

                             PART B OF THE PREMISES





                             <GRAPHIC APPEARS HERE>

                         EXHIBIT C TO THE LEASE BETWEEN

                           INFORMATION ANALYSIS, INC.
                                       and
                         AEROMARITIME INVESTMENT COMPANY

                              RULES AND REGULATIONS

1) The sidewalks, halls, passages, exits, entrances, lobbies, elevators, and stairways of the Office Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, lobbies, elevators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Office Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Office Building. Landlord shall have the right at any time without incurring any liability to Tenant therefor to change the arrangement and/or location of entrances of passageways, doors or doorways, corridors, toilets or other common areas of the Office Building, provided such does not adversely effect Tenant's business.

2) No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Office Building without the prior written consent of Landlord. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Landlord by a person approved by Landlord. Material visible from outside the Office Building will not be permitted. Landlord to provide building standard signage for suite entry door at Landlord's sole cost.

3) The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises except by private use by Tenant of Underwriter's Laboratory approved equipment, including microwave oven, for brewing coffee, tea, hot chocolate and similar beverages provided that such use is in accordance with all applicable Federal, state and municipal laws, codes, ordinances, rules and regulations.

4) No tenant shall employ any person or persons other that the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Office Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on its premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person.

5) Landlord has entered into an agreement with Honeywell for the furnishing of a key type access system to the Office Building. Tenant will be provided with one
(1) key type access card for each 600 square feet of rentable area in the Premises at Landlord's expense. Any additional access cards requested by Tenant shall be at Tenant's expense. These access cards permit entry in the Office Building lobby. Landlord has also agreed with Honeywell to provide each tenant with a keyswitch tenant entry system. Tenant may upgrade, at Tenant's own expense, this individual system with Landlord's prior written approval only. Landlord accepts no liability whatsoever for delays in installation of the equipment, or for interruption of service due to strikes, riots, floods, fires, acts of God, or any causes beyond its control. Tenant agrees to indemnify and hold harmless Landlord, Honeywell its successors and assigns, from any loss, cost or expense on account of any claims for damages by any person arising out of or in connection with the operation or non-operation of the system. Tenant understands that Honeywell is not an insurer; Tenant shall provide its own contents insurance. Tenant acknowledges that neither Landlord nor Honeywell make any guarantee or warranty including any implied warranty of merchantability or fitness that the system supplied will avert or prevent occurrences or consequences therefrom which this system is designed to divert or detect. Tenant agrees to supply Landlord and Honeywell a current list of employees and will immediately notify same of any changes. No tenant shall alter any portion of the entry system on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all key type access cards to doors in the Office Building.


6) Landlord shall designate appropriate entrances and a service elevator for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances or elevators for such purposes. The service elevator shall be available for use by all tenants in the Office Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Office Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Office Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss or damage to any such property from any cause, and all damage done to the Office Building by moving or maintaining such property shall be repaired at the expense of the Tenant.

7) No tenant shall use or keep in its premises or the Office Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in its premises, or permit or suffer its premises to be occupied of use in a manner offensive or objectionable to Landlord or other occupants of the Office Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Office Building, nor shall any animals or birds be brought into or kept in its premises or the Office Building.

8) Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Office Building, so long as such change is initiated by Fairfax County or any other governmental agency.

9) Landlord establishes the hours 8:00 AM to 6:00 PM of each weekday and 9:00 AM to 1:00 PM on Saturday as reasonable and usual business hours. If Tenant requests electricity or heat or air-conditioning during any hours other that those stated and if Landlord is able to provide the same, Tenant shall pay Landlord such charges as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under the Lease.

10) Landlord reserves the right to exclude from the Office Building between the hours of 6:00 PM and 8:00 AM and at all hours on Sundays and legal holidays all persons who do not present identification acceptable to Landlord. Tenant shall be liable to Landlord for all acts of any persons authorized by Tenant to enter the Premises. Landlord shall in no case be liable for damages for any error with regards to the admission to or exclusion from the Office Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Office Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

11) A directory of the Office Building will be provided for the display of the name and location of the tenants at the expense of Landlord. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

12) No curtains, draperies, blinds (except building standard blinds), shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Office Building without the prior written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. In any event, with the prior consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Office Building. Tenant shall use due diligence to keep window coverings closed when the effect of sunlight (or lack thereof) would impose unnecessary loads on the Office Building's heating or air-conditioning systems.

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13) No tenant shall obtain for use in its premises ice, drinking water, food.
beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.


14) Each tenant shall use due diligence to ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Office Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Office Building corridors closed at all times except for ingress and egress.

15) The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

16) Except with the prior written consent of Landlord, no tenant shall sell retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on its premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from its premises for the service or accommodation of occupants of any other portion of the Office Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

17) No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Office Building without the prior written consent of the Landlord which consent shall not be unreasonably withheld. Landlord's consent shall be conditioned upon receipt from Tenant of written specifications pertaining to the type of device to be installed and the location of installation thereof. It shall not be unreasonable for Landlord to withhold its consent if Landlord determines in its sole discretion that such installation will negatively affect the Office Building and/or its tenants. No television, radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

18) There shall not be used in any space, or in the public halls of the Office Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Office Building or kept in or about its premises.

19) Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacle if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of Office Building trash and garbage in Fairfax County without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate.

20) Tenants shall not do, or permit anything to be done in or about the Office Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Office Building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

21) Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Office Building are prohibited, and each tenant shall cooperate to prevent the same.

22) The non standard building requirements of tenants will be attended to only upon application in writing at the office of the Office Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

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23) Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, or prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Office Building.


24) These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Office Building.

25) Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Office Building and for the preservation of good order therein.

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                                  ADDENDUM # 1


                           LEASE COMMENCEMENT ADDENDUM

                                 LEASE AGREEMENT

                           FAIR CENTER OFFICE BUILDING

                                FAIRFAX, VIRGINIA

THE FOLLOWING SPECIAL PROVISIONS are attached to and hereby made a part of the Lease Agreement dated December 20, 1996 between Aeromaritime Investment Company (hereinafter referred to as "Landlord") and Information Analysis, Inc. (hereinafter referred to as "Tenant"), for space in the Fair Center Office Building located at 11240 Waples Mill Road, Fairfax, Virginia:

   1) In accordance with Article II, Section 2.3 of the Lease, Landlord and Tenant hereby establish February 28, 1997 as the Lease Commencement Date for the Premises. Landlord and Tenant further hereby agree that the Lease Term will expire on February 29, 2004.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum #1 to Lease on this 3rd day of March, 1997.

  ATTEST:                                    LANDLORD:
                                             Aeromaritime Investment Company


 /s/ Sally Tran                              By /s/ Joan P. Cahill
                                             Its: Executive Vice President

 ATTEST:                                     TENANT:
                                             Information Analysis, Inc.


/s/ Sally Tran                                By /s/ Richard S. DeRose
                                              Richard S. DeRose
                                              Its: Executive Vice President


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